                                    ARTHUR
                                   ANDERSEN



                                                                EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement (File No. 333-22453).



                                               /s/ Arthur Andersen LLP

Cleveland, Ohio
March 20, 1997